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                                                                  Exhibit 99.(q)

                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                  Title                                    Date


 /s/ Erwin H. Johnson      Director                            November 12, 2003
------------------------   EquiTrust Series Fund, Inc.
Erwin H. Johnson           EquiTrust Money Market Fund, Inc.

                           Trustee,
                           EquiTrust Variable Insurance Series Fund

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                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                  Title                                    Date


 /s/ Kenneth Kay           Director                            November 12, 2003
----------------           EquiTrust Series Fund, Inc.
Kenneth Kay                EquiTrust Money Market Fund, Inc.

                           Trustee,
                           EquiTrust Variable Insurance Series Fund

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                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                  Title                                    Date


 /s/ Paul E. Larson        Director                            November 12, 2003
-------------------        EquiTrust Series Fund, Inc.
Paul E. Larson             EquiTrust Money Market Fund, Inc.

                           Trustee,
                           EquiTrust Variable Insurance Series Fund

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                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                  Title                                    Date


 /s/ Steven W. Plate       Director                            November 12, 2003
---------------------      EquiTrust Series Fund, Inc.
Steven W. Plate            EquiTrust Money Market Fund, Inc.


                           Trustee,
                           EquiTrust Variable Insurance Series Fund

                                POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of EquiTrust Series Fund, Inc., EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.


Signature                  Title                                    Date


 /s/ Erlin J. Weness       Director,                           November 12, 2003
--------------------       EquiTrust Series Fund, Inc.
Erlin J. Weness            EquiTrust Money Market Fund, Inc.

                           Trustee,
                           EquiTrust Variable Insurance Series Fund